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                            DOLE FOOD COMPANY, INC.

                      STOCK OWNERSHIP ENHANCEMENT PROGRAM

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                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
ARTICLE I
PURPOSE AND AUTHORIZED SHARES. . . . . . . . . . . . . . . . . . . . . . . . 1
     1.1.  PURPOSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.2.  SHARES AVAILABLE. . . . . . . . . . . . . . . . . . . . . . . . . 1
     1.3.  RELATIONSHIP TO PLANS . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE II
DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

ARTICLE III
PARTICIPATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ARTICLE IV
ALTERNATIVE EXERCISE OF OPTIONS. . . . . . . . . . . . . . . . . . . . . . . 4
     4.1.  GENERAL ALTERNATIVE EXERCISE PROCEDURES . . . . . . . . . . . . . 4
     4.2.  FORM OF AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . 5
     4.3   SPECIAL TRANSITION RULE . . . . . . . . . . . . . . . . . . . . . 5

ARTICLE V
STOCK UNIT ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     5.1.  CREDITING OF STOCK UNITS. . . . . . . . . . . . . . . . . . . . . 5
     5.2.  DIVIDEND EQUIVALENT CREDITS TO STOCK UNIT ACCOUNT . . . . . . . . 6
     5.3.  IMMEDIATE VESTING . . . . . . . . . . . . . . . . . . . . . . . . 6
     5.4.  DISTRIBUTION OF BENEFITS. . . . . . . . . . . . . . . . . . . . . 6
     5.5.  EMERGENCY BENEFIT. . . . . . . . . . . . . . . . . . . . . . . .  7
     5.6.  ADJUSTMENTS IN CASE OF CHANGES IN COMMON STOCK.. . . . . . . . .  8
     5.7.  COMPANY'S RIGHT TO WITHHOLD. . . . . . . . . . . . . . . . . . .  8

ARTICLE VI
ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
     6.1.  THE ADMINISTRATOR. . . . . . . . . . . . . . . . . . . . . . . .  9
     6.2.  COMMITTEE ACTION . . . . . . . . . . . . . . . . . . . . . . . .  9
     6.3.  RIGHTS AND DUTIES. . . . . . . . . . . . . . . . . . . . . . . .  9
     6.4.  INDEMNITY AND LIABILITY. . . . . . . . . . . . . . . . . . . . . 11

ARTICLE VII
PROGRAM CHANGES AND TERMINATION. . . . . . . . . . . . . . . . . . . . . . 11
     7.1.  AMENDMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .  11


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     7.2.  TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

ARTICLE VIII
MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12
     8.1.  LIMITATION ON PARTICIPANT'S RIGHTS . . . . . . . . . . . . . .  12
     8.2.  BENEFICIARY DESIGNATION. . . . . . . . . . . . . . . . . . . .  12
     8.3.  BENEFITS NOT ASSIGNABLE; OBLIGATIONS BINDING UPON
           SUCCESSORS . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     8.4.  EMPLOYMENT TAXES . . . . . . . . . . . . . . . . . . . . . . .  12
     8.5.  GOVERNING LAW; SEVERABILITY. . . . . . . . . . . . . . . . . .  13
     8.6.  COMPLIANCE WITH LAWS . . . . . . . . . . . . . . . . . . . . .  13
     8.7.  PROGRAM CONSTRUCTION . . . . . . . . . . . . . . . . . . . . .  13
     8.8.  HEADINGS NOT PART OF PROGRAM . . . . . . . . . . . . . . . . .  13

                                                                      EXHIBITS


ALTERNATIVE EXERCISE AGREEMENT . . . .  . . . . . . . . . . . . . . . . . A-1

ALTERNATIVE EXERCISE AGREEMENT (TRANSITION PERIOD ONLY) . . . . . . . . . B-1


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                           DOLE FOOD COMPANY, INC.
                     STOCK OWNERSHIP ENHANCEMENT PROGRAM

                                  ARTICLE I
                         PURPOSE AND AUTHORIZED SHARES



     1.1.   PURPOSES

        The purpose of this Program is to encourage eligible executives who are optionees under the Company's 1982 Stock Option and Award Plan, as amended (the "1982 Plan") and 1991 Stock Option and Award Plan, as amended and restated (the "1991 Plan") (together, the "Plans") to comply with the Company's Stock Ownership Guidelines (the "Guidelines") and to motivate and retain such executives by permitting them to defer compensation with the opportunity to continue to link that compensation to an equity interest in the Company.

     1.2.   SHARES AVAILABLE

        The number of shares of Common Stock issuable under this Program is limited to the aggregate number of shares of Common Stock that were the subject of the options under the Plans that are exercised pursuant to Article IV in exchange for the crediting of Stock Units under this Program. If the number of shares of Common Stock payable under this Program would exceed the limit described in the preceding sentence because of the accumulation of Stock Units in respect of Dividend Equivalents, such excess of shares shall be issued under the 1991 Plan. Shares representing Already-Owned Shares (as defined herein) used under this Program may be used in respect of Dividend Equivalents on the applicable Account, but may not be used for other awards under the Plans.

     1.3.   RELATIONSHIP TO PLANS

        This Program constitutes a deferred compensation plan providing alternative settlements under and as contemplated by the 1982 Plan and the 1991 Plan in respect of options respectively granted thereunder. This Program and all rights under it are provided under and shall be subject to and construed consistently with the other terms of the 1982 Plan or the 1991 Plan, as the case may be, except as the context otherwise requires.



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                                 ARTICLE II
                                 DEFINITIONS

     Whenever the following terms are used in this Program they shall have the meaning specified below unless the context clearly indicates to the contrary:

     "ACCOUNT" shall mean a Participant's Stock Unit Account.

     "ALREADY-OWNED SHARES" shall mean shares of Common Stock owned by an Eligible Optionee; provided, however, that shares of Common Stock acquired by an Eligible Optionee from the Company under an option or other employee benefit plan maintained by the Company or otherwise must be held by the Eligible Optionee for at least six months in order to qualify as Already-Owned Shares.

     "ALTERNATIVE EXERCISE" shall mean the exercise of all or a portion of an Option using Already-Owned Shares in exchange for a combination of shares of Common Stock and Stock Units under this Program.

     "ALTERNATIVE EXERCISE AGREEMENT" shall mean an agreement entered into between the Company and an Eligible Optionee in accordance with Article IV of this Program pursuant to which the Eligible Optionee elects to defer a portion of the Option proceeds in the form of Stock Units.

     "BENEFICIARY" or "BENEFICIARIES" shall mean the person, persons, trust or trusts (or similar entity) designated by the Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution to receive the Participant's benefits under this Program in the event of the Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

     "BOARD" shall mean the Board of Directors of the Company.

     "CHANGE IN CONTROL EVENT" shall have the meaning specified for the term "Event" under the 1991 Plan.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COMMON STOCK" shall mean the Common Stock of the Company, subject to adjustment pursuant to Section 5.6 of this Program and Section 8.2 of the 1991 Plan and Section 8 of the 1982 Plan, as the case may be.

     "COMMITTEE" shall mean the Board or a Committee of the Board acting in accordance with Article VI.

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     "COMPANY" shall mean Dole Food Company, Inc., a Hawaii corporation, and its successors and assigns.

     "CONVERSION DATE" shall mean the date that the Eligible Optionee exercises all or a portion of an Option in accordance with the Alternative Exercise procedures under this Program.

     "DISTRIBUTION SUBACCOUNT" shall mean any subaccount of a Participant's Stock Unit Account established to separately account for Stock Units which are subject to different distribution elections.

     "DIVIDEND EQUIVALENT" shall mean the amount of cash dividends or other cash distributions paid by the Company on that number of shares of Common Stock equal to the number of Stock Units credited to a Participant's Stock Unit Account as of the applicable record date for the dividend or other distribution, which amount shall be credited in the form of additional Stock Units to the Participant's Stock Unit Account, as provided in Section 5.2.

     "EFFECTIVE DATE" shall mean July 31, 1997.

     "ELIGIBLE OPTIONEE" shall mean a holder of an Option who is (i) an executive of the Company or a subsidiary, (ii) subject to the Guidelines and
(iii) a member of a select group of management or highly compensated employees, as described in Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "FAIR MARKET VALUE" shall mean on any date the closing price of the Common Stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal securities exchange or market on which the Common Stock is so listed, admitted to trade, or quoted on such date, or, if there is no trading of (or no available closing price of) the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares. If the Common Stock is not so listed, admitted or quoted, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for purposes of this Program.

     "INTEREST RATE" shall mean the rate (quoted as an annual rate) that is 120% of the federal long-term rate for compounding on a quarterly basis, determined and published by the Secretary of the United States Department of Treasury under Section 1274(d) of the Code, for the month in which the interest is credited.

     "OPTION" shall mean a stock option granted under the 1982 Plan or the 1991 Plan.


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     "PARTICIPANT" shall mean any person who has Stock Units credited to an
Account under this Program.

     "PROGRAM" shall mean this Dole Food Company, Inc. Stock Ownership Enhancement Program, as it may be amended from time to time.

     "STOCK UNIT OR UNIT" shall mean a non-voting unit of measurement which is deemed solely for bookkeeping purposes to be equivalent to one outstanding share of Common Stock of the Company (subject to Section 5.6) solely for purposes of this Program.

     "STOCK UNIT ACCOUNT" shall mean the bookkeeping account maintained by the Company on behalf of each Participant which is credited with Stock Units in accordance with Section 5.1 and 5.2.

     "YEAR" shall mean the calendar year.

                               ARTICLE III
                              PARTICIPATION

     Each Eligible Optionee may elect to exercise all or a portion of an Option under and subject to the Alternative Exercise provisions of Article IV and to be credited with an award of Stock Units under this Program, provided that the Committee approves such election and the Company enters into an Alternative Exercise Agreement with the Eligible Optionee pursuant to Article IV.

                              ARTICLE IV
                     ALTERNATIVE EXERCISE OF OPTIONS

     4.1.   GENERAL ALTERNATIVE EXERCISE PROCEDURES.

        Upon Committee approval of an Eligible Optionee's request to make an Alternative Exercise of all or a portion of an Option, the Eligible Optionee and the Company shall enter an Alternative Exercise Agreement providing that the Eligible Optionee will exercise all or a portion of an Option (1) by using, through attestation or any other method approved by the Committee for the constructive tender or payment of the exercise price, Already-Owned Shares ("AOS") having an aggregate Fair Market Value equal to the exercise price for the number of shares with respect to which the Option is exercised,
(2) retaining the Already-Owned Shares (of which the Eligible Optionee will remain the beneficial owner), and (3) in lieu of the remainder of the shares which would otherwise be delivered to the Eligible Optionee (the "Gain Shares"), receiving a credit of Stock Units to a Stock Unit Account established for the Eligible Optionee equal in number to the number of Gain Shares.

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     4.2.   FORM OF AGREEMENT.

        Each Alternative Exercise Agreement shall be in the form attached hereto as Exhibit A or any other form approved by the Committee and shall provide that the portion of the Option subject to the Alternative Exercise Agreement is not exercisable during the six-month period following the execution of the Alternative Exercise Agreement. If, however, prior to the expiration of the six-month period, (1) the Eligible Optionee's employment with the Company (including any subsidiary) is terminated or (2), unless the Committee otherwise provides, a Change in Control Event occurs, the Alternative Exercise Agreement shall terminate and the Option may be exercised for actual shares of Common Stock in accordance with the terms of the Option without regard to the Alternative Exercise Agreement. No Alternative Exercise Agreement shall have the effect of extending the term or otherwise changing the terms of the Option (except as expressly contemplated hereby in respect of the consequences of exercise). No Alternative Exercise Agreement may be amended or terminated except as specifically provided herein.

     4.3.   SPECIAL TRANSITION RULE.

        Notwithstanding the foregoing, with respect to any Option that will expire within six months of the Effective Date, upon the Committee's approval and an Eligible Optionee's request to make an Alternative Exercise of an Option, the Company may enter into an Alternative Exercise Agreement (in the form of Exhibit B) with such Eligible Optionee as described in Section 4.1, provided that such Alternative Exercise Agreement is entered into within two business days after the Effective Date and provided further that the Alternative Exercise does not occur prior to the date set forth therein.

                             ARTICLE V
                       STOCK UNIT ACCOUNTS

     5.1.   CREDITING OF STOCK UNITS.

     (a) CREDITING OF GAIN SHARES. As of the applicable Conversion Date, an Eligible Optionee's Stock Unit Account shall be credited with the number of Units described in Article IV.

     (b) LIMITATIONS ON RIGHTS ASSOCIATED WITH UNITS. A Participant's Stock Unit Account shall be a memorandum account on the books of the Company. The Units credited to a Participant's Stock Unit Account shall be used solely as a device for the determination of the number of shares of Common Stock to be eventually distributed to such Participant in accordance with this Program. The Units shall not be treated as property or as a trust fund of any kind. No Participant shall be entitled to any voting or other stockholder rights with respect to Units granted or credited under this Program. The number of Units credited (and the Common Stock to which the Participant is entitled under


                                      5
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this Program) shall be subject to adjustment in accordance with Section 5.6 of this Program, Section 8.2 of the 1991 Plan and (to the extent applicable) Paragraph 8 of the 1982 Plan.

     5.2.   DIVIDEND EQUIVALENT CREDITS TO STOCK UNIT ACCOUNT.

     As of any applicable dividend or distribution payment date, a Participant's Stock Unit Account shall be credited with additional Units in an amount equal to the amount of the Dividend Equivalents divided by the Fair Market Value of a share of Common Stock as of the applicable dividend payment date. Dividend Equivalents shall be allocated to the same Distribution Subaccount (if any) as the Stock Units to which they are attributable are credited. If the limit on the number of shares available under this Program in respect of Dividend Equivalents is reached, the Company may in its discretion credit such amounts in cash.

     5.3.   IMMEDIATE VESTING.

     All Units credited to an Eligible Optionee's Stock Unit Account shall be at all times fully vested.

     5.4.   DISTRIBUTION OF BENEFITS.

     (a) TIME AND MANNER OF DISTRIBUTION. A Participant shall be entitled to receive a distribution of shares of Common Stock in an amount equal to the number of Units allocated to his or her Account at such time and in such manner as elected by the Participant and set forth in the Participant's Alternative Exercise Agreement. A Participant may elect any of the distribution commencement dates and methods of distribution (lump sum or annual installments) set forth in the form of Alternative Exercise Agreement approved by the Committee. Notwithstanding the foregoing, if the number of Units remaining in the Eligible Optionee's Stock Unit Account is less than 250, then such remaining balance shall be distributed in a lump sum.

     (b)    CHANGE IN MANNER OR TIME OF DISTRIBUTION.

        (1) A Participant may change the manner of any distribution election from a lump sum to annual installments (or vice versa) made with respect to Stock Units credited under any Account or Distribution Subaccount by filing a written election with the Committee on a form provided by the Committee; PROVIDED, HOWEVER, that no such election shall be effective until 12 months after such election is filed with the Committee, and no such election shall be effective if it is made with respect to any Account or Distribution Subaccount after benefits with respect to such Account or Distribution Subaccount have commenced. An election made pursuant to this Section 5.4(b) shall not affect the date of the commencement of benefits.

        (2) A Participant may elect to further defer the commencement of any distribution to be made with respect to Stock Units credited under any Account or


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     Distribution Subaccount by filing a new written election with the
     Committee on a form approved by the Committee; PROVIDED, HOWEVER, that
     (A) no such election shall be effective until 12 months after such election is filed with the Committee, (B) no such new election shall be effective with respect to any Account or Distribution Subaccount after benefits with respect to such Account or Distribution Subaccount shall have commenced, and (C) no more than three new elections shall be valid as to any Distribution Subaccount. An election made pursuant to this
     Section 5.4(b)(2) shall not affect the manner of distribution (I.E., lump sum versus installments), the terms of which shall be subject to
     Section 5.4(b)(1) above.

     (c) EFFECT OF DEATH OR CHANGE IN CONTROL EVENT. Notwithstanding Sections 5.4(a) and (b), if a Participant dies or, unless the Committee otherwise provides, a Change in Control Event shall occur, then shares of Common Stock equal in number to the Stock Units then credited to the Participant's Stock Unit Accounts shall be distributed immediately in a lump sum.

     (d) FORM OF DISTRIBUTION. Stock Units credited to a Participant's Stock Unit Account shall be distributed in an equivalent whole number of shares of the Company's Common Stock. Fractions shall be disregarded, but may be accumulated and paid in cash with the last distribution in respect of an Account.

     (e) SECTION 162(m) LIMITATION. Notwithstanding the foregoing, if the Committee determines in good faith that there is a reasonable likelihood that any benefits paid to a Participant for a taxable year of the Company would not be deductible by the Company solely by reason of the limitation under Code Section 162(m), then to the extent reasonably deemed necessary by the Committee to ensure that the entire amount of any distribution to the Participant pursuant to this Program is deductible, the Committee may defer all or any portion of a distribution under this Plan. The amounts so deferred shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Committee in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Company during which the distribution is made will not be limited by Code
Section 162(m).

     5.5.   EMERGENCY BENEFIT.

     If the Committee, on written petition of the Participant, determines, in its sole discretion, that the Participant has suffered an unforeseeable financial emergency, the Company may distribute to the Participant, as soon as practicable following such determination, a number of shares of Common Stock up to the balance of the Units credited to his or her Stock Unit Account as necessary to meet the emergency (the "Emergency Benefit"). For purposes of the Program, an unforeseeable financial emergency is a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Code) of the Participant, or the loss of the Participant's property due to casualty or other

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similar and extraordinary and unforeseeable circumstances arising as a result of events beyond the conduct of the Participant. The amount of the benefits otherwise payable under the Program shall thereafter be adjusted to reflect the payment of the Emergency Benefit by reducing the number of Stock Units credited to the Participant's Account. Such adjustments shall be made to any Distribution Subaccount in any order determined by the Committee in its sole discretion, and the Participant shall be bound by such determination. Applications for Emergency Benefits and the determinations thereon by the Committee shall be in writing, and a Participant may be required to furnish written proof of the financial emergency.

     5.6.   ADJUSTMENTS IN CASE OF CHANGES IN COMMON STOCK.

     (a) If any stock dividend, stock split, recapitalization, merger, consolidation, combination or other reorganization, exchange of shares, sale of all or substantially all of the assets of the Company, split-up, split-off, spin-off, extraordinary redemption, liquidation or similar change in capitalization or any distribution to holders of the Company's Common Stock (other than cash dividends and cash distributions) shall occur, proportionate and equitable adjustments consistent with the effect of such event on stockholders generally (but without duplication of benefits if Dividend Equivalents are credited) shall be made in the number and type of shares of Common Stock or other securities, property and/or rights contemplated hereunder and of rights in respect of Units and Accounts credited under this Program so as to preserve the benefits intended. The provisions of Section 8.2 of the 1991 Plan and (to the extent applicable) Paragraph 8 of the 1982 Plan also shall apply to the related Stock Units granted under the Plans in accordance with this Program.

     (b) If such an event results in any rights of stockholders to receive cash on a deferred basis, a corresponding adjustment shall be made to each Participant's Account to provide for the right to receive the appropriate amount of cash at such times and in such manner as otherwise provided under this Program and/or the applicable election made by the Participant in accordance with the terms of this Program. Any such right to receive cash shall be maintained as a cash balance credited to the Participant's Account. As of the last day of each calendar quarter, the Participant's Account shall be credited with earnings on the cash balance credited to such Account as of the last day of the preceding quarter or, if later, the date of such event, at a rate equal to the Interest Rate.

     5.7.   COMPANY'S RIGHT TO WITHHOLD.

     The Company (including its subsidiaries) may satisfy any state or federal income tax or employment tax withholding obligation arising upon distribution of a Participant's Account by reducing the number of shares of Common Stock otherwise deliverable to the Participant, as the case may be. The appropriate number of shares required to satisfy such tax withholding obligation in the case of Stock Units will be based on the Fair Market Value of a share of Common Stock on the day prior to the date of distribution. If the Company (including its subsidiaries), for any reason, elects not to (or cannot) satisfy the withholding obligation in accordance with the preceding sentence, the Participant shall pay or provide

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for payment in cash of the amount of any taxes which the Company (including its subsidiaries) may be required to withhold with respect to the benefits hereunder.

                                ARTICLE VI
                              ADMINISTRATION

     6.1.   THE ADMINISTRATOR.

     The Committee hereunder shall consist of (a) the Corporate Compensation and Benefits Committee of the Board or (b) such other committee of the Board, the members of which consist solely of Non-Employee Directors (as defined in Rule 16b-3 promulgated under the Exchange Act) and "outside directors" for purposes of Section 162(m) of the Code, who are appointed from time to time by the Board to serve as administrator of this Program. Any member of the Committee may resign by delivering a written resignation to the Board. Members of the Committee shall not receive any additional compensation for administration of this Program.

     6.2.   COMMITTEE ACTION.

     Action of the Committee with respect to the administration of this Program shall be taken pursuant to a majority vote or by unanimous written consent of its members. A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a Participant in this Program.

     6.3.   RIGHTS AND DUTIES.

     (a) Subject to the limitations of this Program, the Committee shall be charged with the general administration of this Program and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

     (1)    To construe and interpret this Program;

     (2) To resolve any questions concerning the amount of benefits payable to a Participant;

     (3)    To make all other determinations required by this Program;

     (4) To maintain all the necessary records for the administration of this Program and provide at least annual statements of Account to Participants;

     (5) To make and publish forms, rules and procedures for the administration of this Program; and

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     (6)    To administer the claims procedures set forth below for
presentation of claims by Participants and Beneficiaries for benefits under this Program, including consideration of such claims, review of claim denials and issuance of a decision on review:

        (A) The Committee shall notify Participants and, where appropriate, Beneficiaries of their right to claim benefits under these claims procedures, shall make forms available for filing of such claims, and shall provide the name of the person or persons with whom such claims should be filed.

        (B) The Committee shall act upon claims as required and communicate a decision to the claimant promptly and, in any event, not later than 90 days after the claim is received by the Committee, unless special circumstances require an extension of time for processing the claim. If an extension is required, notice of the extension shall be furnished the claimant prior to the end of the initial 90-day period, which notice shall indicate the reasons for the extension and the expected decision date. The extension shall not exceed 90 days. The claim may be deemed by the claimant to have been denied for purposes of further review described below in the event a decision is not furnished to the claimant within the period described in the preceding three sentences. Every claim for benefits which is denied shall be denied by written notice setting forth in a manner calculated to be understood by the claimant (i) the specific reason or reasons for the denial, (ii) specific reference to any provisions of this Program on which denial is based, (iii) description of any additional material or information necessary for the claimant to perfect his claim with an explanation of why such material or information is necessary, and (iv) an explanation of the procedure for further review of the denial of the claim under the Program.

        (C) The claimant or his or her duly authorized representative shall have 60 days after receipt of denial of his or her claim to request a review of such denial, the right to review all pertinent documents and the right to submit issues and comments in writing. Upon receipt of a request for a review of the denial of a benefit claim, the Committee shall undertake a full and fair review of the denial.

        (D) The Committee shall issue a decision not later than 60 days after receipt of a request for review from a claimant unless special circumstances, such as the need to hold a hearing, require a longer period of time, in which case a decision shall be rendered as soon as possible but not later than 120 days after receipt of the claimant's request for review. The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific reference to any provisions of this Program on which the decision is based.

     (b) The Committee shall have full discretion to construe and interpret the terms and provisions of this Program (but not to increase amounts payable hereunder) and to resolve any disputed question or controversy, which interpretation or construction or resolution shall be final and binding on all parties, including but not limited to the Company

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and any Participant or Beneficiary, except as otherwise required by law.  The
Committee shall administer such terms and provisions in a nondiscriminatory manner and in full accordance with any and all laws applicable to the
Program.  In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by:
(1) officers or employees of the Company whom the Committee believes to be reliable and competent as to such matters; and (2) counsel (who may be employees of the Company), independent accountants and other persons as to matters which the Committee believes to be within such persons' professional or expert competence. The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons. The Committee may delegate ministerial, bookkeeping and other non-discretionary functions to individuals who are officers or employees of the Company.

     6.4.   INDEMNITY AND LIABILITY.

     All expenses of the Committee shall be paid by the Company and the Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties. No member of the Committee shall be liable for any act or omission of any other member of the Committee nor for any act or omission on his or her own part, excepting only his or her own willful misconduct or gross negligence. To the extent permitted by law, the Company shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his or her membership on the Committee, excepting only expenses and liabilities arising out of his or her own willful misconduct or gross negligence, as determined by the Board.

                                   ARTICLE VII
                        PROGRAM CHANGES AND TERMINATION

     7.1.   AMENDMENTS.

     The Board shall have the right to amend this Program in whole or in part from time to time or may at any time suspend or terminate this Program; provided, however, that no amendment or termination shall cancel or otherwise adversely affect in any way, without his or her written consent, any Eligible Optionee's rights with respect to Stock Units and Dividend Equivalents credited to his or her Stock Unit Accounts. Any amendments authorized hereby shall be stated in an instrument in writing, and all Eligible Optionees shall be bound thereby upon receipt of notice thereof. Adjustments pursuant to
Section 5.6 hereof, Section 8.2 of the 1991 Plan or (to the extent applicable) Paragraph 8 of the 1982 Plan shall not be deemed amendments to this Program, the Accounts or the rights of Participants.

     7.2.   TERM.

     It is the current expectation of the Company that this Program shall be continued indefinitely, but continuance of this Program is not assumed as a contractual obligation of the Company. In the event that the Board decides to discontinue or terminate this Program, it shall notify the Committee and Participants in this Program of its action in writing, and this Program shall be terminated at the time therein set forth. All Participants shall be bound thereby. In such event, the then credited benefits of a Participant shall be distributed at the time(s) and in the manner elected and provided under Section 5.4, subject to Sections 5.2 and 5.6.

                               ARTICLE VIII
                               MISCELLANEOUS

     8.1.   LIMITATION ON PARTICIPANT'S RIGHTS.

     Participation in this Program shall not give any person the right to continued employment or service or any rights or interests other than as herein provided. No Participant shall have any right to any payment or benefit hereunder except to the extent provided in this Program. This Program creates no fiduciary duty to Participants and shall create only a contractual obligation on the part of the Company as to such amounts; the Program shall not be construed as creating a trust. The Program, in and of itself, has no assets. Participants shall have rights no greater than the right to receive the Common Stock as a general unsecured creditor in respect of their Accounts.

     8.2.   BENEFICIARY DESIGNATION.

     Upon forms provided by and subject to conditions imposed by the Company, each Participant may designate in writing the Beneficiary or Beneficiaries whom such Participant desires to receive any shares or amounts payable under this Program after his or her death. The Company and the Committee may rely on the Participant's designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of this Program.

     8.3. STOCK UNITS AND OTHER BENEFITS NOT ASSIGNABLE; OBLIGATIONS BINDING UPON SUCCESSORS.

     Stock Units and other benefits of a Participant under this Program shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Program, or any interest therein, other than by operation of law or pursuant to Section 8.2, shall not be permitted or recognized. Obligations of the Company under this Program shall be binding upon successors of the Company.

     8.4.   EMPLOYMENT TAXES.

     The Company (including its subsidiaries) may satisfy any state or federal employment tax withholding obligation arising from an Alternative Exercise of an Option under the Program by deducting such amount from any amount of compensation payable to the

Participant. Alternatively, the Company (including its subsidiaries) may require the Participant to deliver to it the amount of any such withholding obligation as a condition to the Alternative Exercise of the Option.

     8.5.   GOVERNING LAW; SEVERABILITY.

     The validity of this Program or any of its provisions shall be construed, administered and governed in all respects under and by the laws of the State of California. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

     8.6.   COMPLIANCE WITH LAWS.

     This Program and the offer, issuance and delivery of shares of Common Stock and/or the payment in shares through the deferral of compensation under this Program are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Program shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

     8.7.   PROGRAM CONSTRUCTION.

     It is the intent of the Company that transactions pursuant to this Program satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") so that to the extent elections are timely made, the crediting of Stock Units and the distribution of shares of Common Stock with respect to Stock Units under the Program will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder.

     8.8.   HEADINGS NOT PART OF PROGRAM.

     Headings and subheadings in this Program are inserted for reference only and are not to be considered in the construction of the provisions hereof.

                                                                       Exhibit A

                             DOLE FOOD COMPANY, INC.
                       STOCK OWNERSHIP ENHANCEMENT PROGRAM
                         ALTERNATIVE EXERCISE AGREEMENT


        THIS ALTERNATIVE EXERCISE AGREEMENT ("AGREEMENT") is dated as of the ____ day of _______, 199_, between DOLE FOOD COMPANY, INC. , a Hawaii corporation (the "Company"), and _____________________ (the "Participant").

        In consideration of the services rendered and to be rendered by the Participant, and other valued consideration, the receipt of which is hereby acknowledged, the Company and the Participant agree as follows:

        1. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Company's Stock Ownership Enhancement Program (the "Program").

        2. ALTERNATIVE EXERCISE OF NON-QUALIFIED STOCK OPTION(S). This Agreement applies to the following Nonqualified Stock Option ("Option"):


                                        TOTAL NO. OF SHARES     NO. OF SHARES SUBJECT TO THIS
    OPTION PLAN        GRANT DATE        SUBJECT TO OPTION      ALTERNATIVE EXERCISE ELECTION
    -----------        ----------       -------------------     -----------------------------

________________       ___________      ___________________      ___________________________


The Participant hereby irrevocably agrees to not exercise the Option or, if applicable, the portion of the Option subject to this Agreement before the date which is at least six months after the date of this Agreement; provided, however, that this Agreement shall terminate (and the Participant may exercise the Option) in the event that, prior to the expiration of the six-month period, the Participant's employment with the Company is terminated or, unless the Committee provides otherwise, a Change in Control Event occurs. The Participant further irrevocably agrees that if he/she desires to exercise the Option or, if applicable, that portion of the Option subject to this Agreement, on or after such date, the Participant shall do so on forms authorized by the Committee, and shall pay the exercise price of the Option using, through attestation or any other method required by the Committee, Already-Owned Shares to the Company as provided in Section 4.1 of the Program.

        3. AWARD OF STOCK UNITS. The Company hereby agrees to award Stock Units in accordance with Article IV and Sections 5.1 and 5.2 of the Program upon and in respect of the Alternative Exercise of the Option.

        4. TIMING AND MANNER OF DISTRIBUTION OF STOCK UNITS. Subject to any changes imposed by or allowed under the provision of Sections 5.4 or 5.3 of the Program, Participant hereby further irrevocably elects to receive a distribution of his or her vested Stock Units credited under the Program pursuant to this Agreement, in shares of Common Stock, subject to and in accordance with the Program and the choice checked and initialed by the Participant below:

        ____ A single lump sum deliverable on the first day of January of the year which is _____ [specify a number not less than 3 nor more than 10] full years after the year in which the Option is exercised; or

        ____ _____ [specify a number not to exceed 10] substantially equal annual installments commencing on the first business day of January of the Year which is _____ [specify a number not less than 3 nor more than 10] full years after the Year in which the Option is exercised; or

        ____ A single lump sum deliverable on the first day of the first month beginning at least 10 business days after the date of termination of employment; or

        ____ the first day of January in the year after the date of termination of employment; or

        ____ A single lump sum deliverable on the first day of the first year after the year in which my employment terminates; or

        ____ ____ [specify number, not to exceed 10] substantially equal annual installments commencing on [check applicable item]

                   ____ the first day of January in the year after the date of termination of employment; or

                   ____ the first day of the first month beginning at least 10 business days after the date of termination of employment; or

        ____ A single lump sum deliverable on the EARLIER OF (a) the first day of January of the year which is _____ [specify a number not less than 3 nor more than 10] full years after the year in which the Option is exercised or (b) [check applicable item]

                   ____ the first day of January in the year after the date of termination of employment; or

                   ____ the first day of the first month beginning at least 10 business days after the date of termination of employment; or


        ____ ____ [specify number, not to exceed 10] substantially equal annual installments commencing on the EARLIER OF (a) the first day of January of the year which is _____ [specify a number not less than 3 nor more than 10] full years after the year in which the Option is exercised, or (b) [check applicable item]

                   ____ the first day of January in the year after the date of termination of employment; or

                   ____ the first day of the first month beginning at least 10 business days after the date of termination of employment; or

        ____ A single lump sum deliverable on the LATER OF (a) the first day of January of the year which is _____ [specify a number not less than 3 nor more than 10] full years after the year in which the Option is exercised or (b) [check applicable item]

                   ____ the first day of January in the year after the date of termination of employment; or

                   ____ the first day of the first month beginning at least 10 business days after the date of termination of employment; or


        ____ ____ [specify number, not to exceed 10] substantially equal annual installments commencing on the LATER OF (a) the first day of January of the year which is _____ [specify a number not less than 3 nor more than 10] full years after the year in which the Option is exercised or (b) [check applicable item]

                   ____ the first day of January in the year after the date of termination of employment; or

                   ____ the first day of the first month beginning at least 10 business days after the date of termination of employment; or


OPTIONEE UNDERSTANDS THAT THIS ELECTION IS IRREVOCABLE (EXCEPT AS EXPRESSLY PROVIDED IN THE PROGRAM AND THE PLAN), THAT (IN ANY EVENT) REMAINING BALANCES OF LESS THAN 250 UNITS/SHARES WILL BE PAID IN LUMP SUM, AND THAT THE PROGRAM AND THE PLAN PROVIDE FOR ADJUSTMENTS AND/OR ACCELERATION OF THE FORM AND TIME OF PAYOUT IN CERTAIN CIRCUMSTANCES AND MAY BE TERMINATED PROSPECTIVELY BY THE BOARD.

If any specified payment date is not a business day, the applicable date will be the next business day thereafter. Delivery of certificates representing the shares will be made on or as soon as administratively practicable after the specified delivery date(s). Delivery of certificates will be made to the Participant's last known address of record unless the Company is otherwise instructed in writing. Substantial equivalence will be determined in advance of each distribution date with reference to the then applicable Account or Distribution Subaccount balance and the remaining distribution schedule.

          5. GENERAL TERMS. The exercise of the Option, the award of Stock Units, the distribution of benefits under the Plans and in accordance with the Program and this Agreement are subject to, and the Company and the Participant agree to be bound by, the provisions of the Program and applicable provisions of the Plan(s), incorporated herein by this reference. The Participant acknowledges receiving a copy of the Program and each applicable Plan and understanding its applicable provisions. The Participant consents to the effects on the Participant's rights under the Option(s) that result by reason of the provisions hereof. Provisions of the Plan(s) or the Program that grant further discretionary authority to the Company, the Board or the Committee shall not create any rights in the Participant, unless such rights are expressly set forth herein or expressly applied to this Agreement by subsequent action of the Board or the Committee.

          6. EFFECT OF AGREEMENT. This Agreement shall only be effective with respect to the Alternative Exercise of the Option or the portion of the Option described in Section 2 above. The Participant and the Company must enter into a separate Alternative Exercise Agreement in order to provide for the Alternative Exercise of any portion of the Option not subject to this Agreement or other stock options held by the Participant.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.

                              DOLE FOOD COMPANY, INC.

                              "Company"


                              By:
                                 --------------------------------------
                              Title:
                                 --------------------------------------





                              PARTICIPANT



                              --------------------------------------
                                        (Signature)


                              --------------------------------------
                                        (Print Name)


                              --------------------------------------
                                         (Address)


                              --------------------------------------
                                   (City, State, Zip Code)


                              --------------------------------------
                                   (Social Security Number)

                          CONSENT OF SPOUSE



          In consideration of the execution of the foregoing Alternative Exercise Agreement, I, _________________, the spouse of the Participant herein named, do hereby join with my spouse in executing the agreement and do hereby (a) agree to be bound by all of the terms and provisions thereof, and of the Dole Food Company, Inc. Stock Ownership Enhancement Program and of the applicable provisions of the 1982 Plan and/or the 1991 Plan, and (b) consent to each change in the Participant's rights under the Options that results by reason of the provisions hereof.

DATED:  _______________, 19__.               ____________________________
                                                  Signature of Spouse

                                                                       EXHIBIT B


                                                          TRANSITION PERIOD FORM


                             DOLE FOOD COMPANY, INC.
                       STOCK OWNERSHIP ENHANCEMENT PROGRAM
                         ALTERNATIVE EXERCISE AGREEMENT


          THIS ALTERNATIVE EXERCISE AGREEMENT ("AGREEMENT") is dated as of the ____ day of _______, 199_, between DOLE FOOD COMPANY, INC. , a Hawaii corporation (the "Company"), and _____________________ (the "Participant").

          In consideration of the services rendered and to be rendered by the Participant, and other valued consideration, the receipt of which is hereby acknowledged, the Company and the Participant agree as follows:

          1. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Company's Stock Ownership Enhancement Program (the "Program").

          2. ALTERNATIVE EXERCISE OF STOCK OPTION(S). This Agreement applies to the following Nonqualified Stock Option ("Option"):


                                            NO. OF SHARES SUBJECT TO OPTION
    OPTION PLAN        GRANT DATE            TO BE ALTERNATIVEly EXERCISED
    -----------        ----------           ------------------------------

________________     ___________________    ______________________________


The Participant hereby irrevocably agrees to not exercise the Option or, if applicable, the portion of the Option subject to this Agreement before August 14, 1997; provided, however, that this Agreement shall terminate (and the Participant may exercise the Option) in the event that, prior to such date, Participant's employment with the Company is terminated or, unless the Committee provides otherwise, a Change in Control Event occurs. The Participant further irrevocably agrees that if he/she desires to exercise the Option or, if applicable, that portion of the Option subject to this Agreement, on or after such date, the Participant shall do so on forms authorized by the Committee, and shall pay the exercise price of the Option by constructively tendering, through attestation or any other method required or then permitted by the Committee, Already-Owned Shares to the Company as provided in Section 4.1 of the Program.

          3. AWARD OF STOCK UNITS. The Company hereby agrees to award Stock Units in accordance with Article IV and Sections 5.1 and 5.2 of the Program upon and in respect of the Alternative Exercise of the Option.

          4. TIMING AND MANNER OF DISTRIBUTION OF STOCK UNITS. Subject to any changes imposed by or allowed under the provision of Sections 5.4 or 5.3 of the Program, Participant hereby further irrevocably elects to receive a distribution of his or her vested Stock Units credited under the Program pursuant to this Agreement, in shares of Common Stock, subject to and in accordance with the Program and the choice checked and initialed by the Participant below:

        ____ A single lump sum deliverable on the first day of January of the year which is _____ [specify a number not less than 3 nor more than 10] full years after the year in which the Option is exercised; or

        ____ _____ [specify a number not to exceed 10] substantially equal annual installments commencing on the first business day of January of the Year which is _____ [specify a number not less than 3 nor more than 10] full years after the Year in which the Option is exercised; or

        ____ A single lump sum deliverable on the first day of the first month beginning at least 10 business days after the date of termination of employment; or

        ____ A single lump sum deliverable on the first day of January in the first year after the date of termination of employment; or

        ____ ____ [specify number, not to exceed 10] substantially equal annual installments commencing on the first day of the first month beginning at least 10 business days after the date of termination of employment; or

        ____ A single lump sum deliverable on the EARLIER OF (a) the first day of January of the year which is _____ [specify a number not less than 3 nor more than 10] full years after the year in which the Option is exercised or (b) the first day of the first month beginning at least 10 business days after the date of termination of employment; or

        ____ ____ [specify number, not to exceed 10] substantially equal annual installments commencing on the EARLIER OF (a) the first day of January of the year which is _____ [specify a number not less than 3 nor more than 10] full years after the year in which the Option is exercised or (b) the first day of the first month beginning at least 10 business days after the date of termination of employment; or

        ____ A single lump sum deliverable on the LATER OF (a) the first day of January of the year which is _____ [specify a number not less than 3 nor more than 10] full years after the year in which the Option is exercised or (b) the first day of the first month beginning at least 10 business days after the date of termination of employment; or

        ____ ____ [specify number, not to exceed 10] substantially equal annual installments commencing on the LATER OF (a) the first day of January of the year which is _____ [specify a number not less than 3 nor more than 10] full years after the year in which the Option is exercised or (b) on the first day of the first month beginning at least 10 business days after the date of termination of employment.

OPTIONEE UNDERSTANDS THAT THIS ELECTION IS IRREVOCABLE (EXCEPT AS EXPRESSLY PROVIDED IN THE PROGRAM AND THE PLAN), THAT (IN ANY EVENT) REMAINING BALANCES OF LESS THAN 250 UNITS/SHARES WILL BE PAID IN LUMP SUM, AND THAT THE PROGRAM AND THE PLAN PROVIDE FOR ADJUSTMENT AND/OR ACCELERATION OF THE FORM AND TIME OF PAYOUT IN CERTAIN CIRCUMSTANCES.

If any specified payment date is not a business day, the applicable date will be the next business day thereafter. Delivery of certificates representing the shares will be made on or as soon as administratively practicable after the specified delivery date(s) to the Participant's last known address of record unless the Company is otherwise instructed in writing. Substantial equivalence will be determined in advance of each distribution date with reference to the then applicable Account or Distribution Subaccount balance.

          5. GENERAL TERMS. The exercise of the Option, the award of Stock Units, the distribution of benefits under the Program and this Agreement are subject to, and the Company and the Participant agree to be bound by, the provisions of the Program and applicable provisions of the Plan(s), incorporated herein by this reference. The Participant acknowledges receiving a copy of the Program and the Plan and understanding its applicable provisions. Provisions of the Plan(s) or the Program that grant further discretionary authority to the Company, the Board or the Committee shall not create any rights in the Participant, unless such rights are expressly set forth herein or expressly applied to this Agreement by subsequent action of the Committee.

          6. EFFECT OF AGREEMENT. This Agreement shall only be effective with respect to the Alternative Exercise of the Option or the portion of the Option described in Section 2 above. The Participant and the Company must enter into a separate Alternative Exercise Agreement in order to provide for the Alternative Exercise of any portion of the Option not subject to this Agreement or other stock options held by the Participant.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.

                              DOLE FOOD COMPANY, INC.

                              "Company"


                              By:
                                  -------------------------------------
                              Title:
                                  -------------------------------------





                              PARTICIPANT


                              -------------------------------------
                                        (Signature)


                              -------------------------------------
                                        (Print Name)


                              -------------------------------------
                                         (Address)


                              -------------------------------------
                                   (City, State, Zip Code)


                              -------------------------------------
                                   (Social Security Number)

                                CONSENT OF SPOUSE

          In consideration of the execution of the foregoing Alternative Exercise Agreement, I, _________________, the spouse of the Participant herein named, do hereby join with my spouse in executing the Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Dole Food Company, Inc. Stock Ownership Enhancement Program.



DATED:  _______________, 19__.     ____________________________
                                   Signature of Spouse